EXHIBIT 10.17

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, effective as of February 1, 1999, by and among PATIENT INFOSYSTEMS ACQUISITION CORP., a Delaware corporation ("Buyer"); PATIENT INFOSYSTEMS, INC., a Delaware corporation ("Parent"); and HEALTHDESK CORPORATION, a California corporation ("Seller").

                                    RECITALS:

         WHEREAS, the parties are parties to an Asset Purchase Agreement, dated as of September 29, 1998, as amended by First Amendment to Asset Purchase Agreement, effective as of December 1, 1998 (the Asset Purchase Agreement, as so amended, the "Agreement"; capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, substantially all of the assets and properties used in the Business;

         WHEREAS, the parties desire to further amend the Agreement to extend the closing date and termination dates, all as more fully set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1........Article  3 of the Agreement is amended to change the reference to "January 31, 1999" in the last sentence to "March 15, 1999."

         2........Section  16.2 of the  Agreement  is  amended  to  change  each reference to "January 31, 1999" therein to "March 15, 1999."

         3........Except  as specifically  amended by and/or  inconsistent  with this Second Amendment, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any document or instrument shall hereafter be deemed to refer to the Agreement as amended by this Second Amendment.

         4........This   Second   Amendment   may  be   executed   in   multiple
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been executed by each of the parties and delivered to the others.

         5........This Second Amendment shall be governed by the laws of the
State of New York.



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         IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Second
Amendment as of the date and year set forth above.

         .........                                  PATIENT INFOSYSTEMS
         .........                                  ACQUISITION CORP.


         .........                                  By: /s/  Donald A. Carlberg
                                                        -----------------------
         .........                                  Name:  Donald A. Carlberg
         .........                                  Title:  President & CEO


         .........                                  PATIENT INFOSYSTEMS, INC.


         .........                                  By: /s/  Donald A. Carlberg
                                                        -----------------------
         .........                                  Name:  Donald A. Carlberg
         .........                                  Title:  President & CEO



         .........                                   HEALTHDESK CORPORATION


         .........                                   By: /s/  Terry M. Brandt
                                                         --------------------
         .........                                   Name:  Terry M. Brandt
         .........                                   Title:  Vice President